                                                                     Exhibit 4.1

NUMBER                                                                                                          SHARES

 CS                                                       [LOGO OF CONN'S]
                                               Appliances Electronics TVs Computers
                                                           CONN'S, INC.
COMMON STOCK                          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                 CUSIP 208242 10 7
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT


is the owner of

                     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                                                           CONN'S, INC.

(the "Corporation"), a Delaware corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     This Security is not a deposit or account and is not federally insured or guaranteed.

     In Witness Whereof, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

DATED
                                    CONN'S, INC.
 /s/ David R. Atnip                  CORPORATE          /s/ Thomas J. Frank, Sr.
--------------------------             [SEAL]          -------------------------
       SECRETARY/TREASURER              2003             CHAIRMAN OF THE BOARD
                                      DELAWARE
                                          *

COUNTERSIGNED AND REGISTERED
       EquiServe Trust company, N.A.
                TRANSFER AGENT AND REGISTRAR

By:

                        AUTHORIZED SIGNATURE

----------------------------------------------------------- ------------------------------------------------------------------------
                AMERICAN BANK NOTE COMPANY                               PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
                     711 ARMSTRONG LANE                                           PROOF OF OCTOBER 6, 2003
                  COLUMBIA, TENNESSEE 38401                                             CONN'S INC.
                        (931) 388-3003                                                TSB 13389 FACE
----------------------------------------------------------- ------------------------------------------------------------------------
 SALES: P. SHEERIN 708-599-0404/RANDY GRAY 214-823-2700                         OPERATOR:              TERESA
----------------------------------------------------------- ------------------------------------------------------------------------
     / ETHER 13 / LIVE JOBS / C / CONN'S / 13389 FACE                                      NEW
------------------------------------------------------------------------------------------------------------------------------------

                                  CONN'S, INC.

     The shares represented by this Certificate are issued subject to all the provisions of the Certificate of Incorporation and Bylaws of Conn's, Inc. (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation).
     The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common              UNIF GIFT/TRANSFER MIN ACT --            Custodian
                                                                            -----------           -----------
TEN ENT   -- as tenants by the entireties                                      (Cust)               (Minor)
                                                                               under Uniform Gifts/Transfer to
                                                                               Minors Act
JT TEN    -- as joint tenants with right of                                              ----------------------
             survivorship and not as tenants                                             (State)
             in common

                     Additional abbreviations may also be used though not in the above list.

For value received,            hereby sell, assign and transfer unto
                    ----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

     Dated
           ----------------------------------


                 NOTICE:
                         -------------------------------------------------------
                         THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                         IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 14Ad-15.